April 3, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND
                  TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND
                      TOUCHSTONE PITCAIRN SELECT VALUE FUND
                      TOUCHSTONE PITCAIRN TAXABLE BOND FUND

               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 1, 2007

                     NOTICE OF PROPOSAL OF REORGANIZATION OF
                    THE TOUCHSTONE PITCAIRN SELECT VALUE FUND

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees of Touchstone Funds Group Trust (the "Trust") has approved a proposal to reorganize the Touchstone Pitcairn Select Value Fund ("Select Value Fund") into the Touchstone Diversified Value Fund ("Diversified Value Fund").

If shareholders of the Select Value Fund approve the reorganization proposal, the Select Value Fund will liquidate by transferring substantially all of its assets to the Diversified Value Fund. Class II shares of the Select Value Fund will be exchanged for Class A shares of the Diversified Value Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Diversified Value Fund will retain its current investment goals and strategies and current portfolio manager.

Shareholders of record of the Select Value Fund as of April 23, 2007 are entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on June 22, 2007. Shareholders of the Select Value Fund will be mailed information detailing the reorganization proposal on or about May 14, 2007.

For more information about the Diversified Value Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.

                              NOTICE OF CLOSING OF
                THE TOUCHSTONE HLAM LARGE CAP QUALITY STOCK FUND

On February 22, 2007, the Board of Trustees (the "Trustees") of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Touchstone HLAM Large Cap Quality Stock Fund (the "Fund"). This decision was made after careful consideration of the Fund's asset size, prospects for future growth, and historical performance. As a result of the decision to close and liquidate the Fund, the Trustees also voted to close the Fund to new and subsequent investments effective as of the close of business on March 13, 2007.

THE FUND WILL BE CLOSED AND LIQUIDATED ON MAY 11, 2007. If you still hold shares of the Fund as of May 11, 2007, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account after March 13, 2007. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after May 10, 2007.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by May 11, 2007, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

                 NOTICE OF CHANGES TO OPERATING EXPENSE TABLE OF
                    THE TOUCHSTONE PITCAIRN TAXABLE BOND FUND

The table showing the Fund's fees and expenses ("Expense Table") has been revised to correct a type error that needs to reflect a 0.07% waiver "Less Fee Waiver and Expense Reimbursements".


The Expense Table on page 17 of the Prospectus has been revised as follows:


THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class II shares of the Fund.


                                                                 SHAREHOLDER FEES
                                                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Wire Redemption Fee                                                  Up to $15
----------------------------------------------------------------------------------------------

                                                         ANNUAL FUND OPERATING EXPENSES
                                                      (EXPENSES DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------
                                                                     CLASS II
----------------------------------------------------------------------------------------------
Investment Advisory Fees                                             0.40% (1)
Distribution and/or Shareholder Services Fees                        0.25%
Other Expenses                                                       0.32% (2)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.97%
Less Fee Waivers and Expense Reimburse                               0.07%
----------------------------------------------------------------------------------------------
NET TOTAL OPERATING EXPENSES                                         0.90%
----------------------------------------------------------------------------------------------

(1) Investment Advisory Fees paid by the Fund in the most recently completed fiscal year were 0.39%. The Investment Advisory Fees in the table have been restated to reflect the current contractual rate. As a result, the actual Net Total Operating Expenses for the most recently completed fiscal year ended were 0.89%.
(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" and "Distribution and/or Shareholder Services Fees" from collectively exceeding 0.50% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                 Ph: 800.543.0407 o wwwtouchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
                   *A registered broker-dealer and member NASD
           and SIPC A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.